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                                                                  EXHIBIT 4.1

COMMON STOCK                                                     COMMON STOCK

Number                                                                 Shares


                                [SONUS NETWORKS, INC. LOGO]

                                    SONUS NETWORKS, INC.

                     INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                             SEE REVERSE SIDE
                                                      FOR CERTAIN DEFINITIONS

                                                            CUSIP 835916 10 7

This certifies that

is the owner of

     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.001 of

                                SONUS NETWORKS, INC.

transferable on the books of the Corporation by the holder hereof, in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-Laws of the Corporation, all as in effect from time to time. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Stephen J. Nill     [seal of Sonus Networks, Inc.]     /s/ Hassan Ahmed
Treasurer                                                  President

                                SONUS NETWORKS, INC.

THE ISSUER IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF,
AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES
AND/OR RIGHTS, WILL BE FURNISHED BY THE ISSUER WITHOUT CHARGE UPON THE
REQUEST OF ANY STOCKHOLDER.
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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -   as tenants in common
TEN ENT   -   as tenants by the entireties
JT TEN    -   as joint tenants with right of survivorship and not as tenants in common

UNF GIFT MIN ACT - Custodian under Uniform Gifts to Minors Act _______________
                   (cust)                           (Minor)     (State)

Additional abbreviations may also be used though not in the above list.

For value received, ____________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE.

______________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________

_______________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, ______________________________________

                          __________________________________________________
                            (NOTICE: The signature to this Agreement must
                             correspond with the name as written upon the
                                 face of this Certificate in every
                                 particular, without alternation or
                                 enlargement or any change whatever).

Signature(s) Guaranteed:

_________________________________________
THIS SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.